Exhibit 99.2

FINANCIAL RESULTS AND COMPANY OVERVIEW 2019 Third - Quarter Performance December 10 th , 2019

Disclaimer

HDSUPPLY

Forward-Looking Statements and Preliminary Results

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management's beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "seek," "comfortable with," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those "Risk factors" in our annual report on Form 10-K, for the fiscal year ended February 3, 2019, filed on March 19, 2019 and those described from time to time in our, and HD Supply, Inc.'s, other filings with the U.S. Securities and Exchange Commission (the "SEC"), which can be found at the SEC's website, www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Estimates for taxes, Net sales, Net income, Net income per diluted share, Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share and Free cash flow and Net debt to LTM EBITDA are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between HD Supply's actual results and the preliminary financial data set forth herein may be material.

Non-GAAP Financial Measures

HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America ("GAAP") with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, Net debt and Free cash flow. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements presented herein. Additional information regarding Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, Net debt and Free cash flow referred to in this presentation is included at the end of this presentation under "Capital Structure Overview," "Reconciliation of Non-GAAP Measures" and "Reconciliation of Forecasted Range."

2

3 Q3’19 Execution Highlights Focused on Controllable Execution 1 See appendix slides 18 and 19 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Dilute d S hare to Net Income and Net Income per Diluted Share 2 Free Cash Flow is defined as LTM Operating Cash Flow of $702M, Less Capital Expenditures of $125M Note: “VPY” denotes Versus Prior Year, “LTM” denotes Last Twelve Months ▪ 2% Net Sales Growth VPY ▪ 4% Decline in Operating Income VPY ▪ 61% Net Income Growth VPY ▪ $1M Decline in Adjusted EBITDA 1 VPY ▪ 78% Net Income per Diluted Share Growth VPY ▪ 1% Adjusted Net Income per Diluted Share 1 Growth VPY ▪ $577M LTM Free Cash Flow 2

4 Transaction On Track for Completion by Middle of Fiscal 2020 Transaction Update Transaction Structure Timing / Other Matters Financial Implications ▪ Pro - rata distribution expected to be tax - free to HD Supply shareholders for U.S. tax purposes ▪ Both companies’ shares expected to be listed on a national securities exchange ▪ Closing subject to customary conditions, including final HD Supply Board approval ▪ Both companies expected to be well - capitalized and well - positioned for growth ▪ Targeting high non - investment grade credit rating at both companies within 2 - 3x Net debt to LTM EBITDA ▪ Expecting dis - synergies of 50 - 100 BPs of sales for both Facilities Maintenance and White Cap, including public company costs, sourcing, and technology ▪ Positions both companies for success with best - in - class margin profiles ▪ Strong cash flow generation ▪ The separation is expected to be completed by the middle of Fiscal 2020, subject to customary closing conditions ▪ Separation planning and implementation underway with significant progress made on talent alignment, systems, and processes ▪ Form 10 Registration Statement expected to be filed by White Cap with the SEC in early 2020 ▪ Investor meetings middle of 2020

5 Atlanta Distribution Center Operations Largely Recovered Continue to Pass on Gross Margin Dollars; Margin Rate Contraction Likely Topics of Recent Investor Interest Topic Consideration 3. Pricing 2. Hospitality 4. Operational Recovery Tighter Budgets and Reduced Spending Focused on Shareholder Value Challenging Market Dynamics from Tariff and Labor Costs 1. MRO End Market Key Leadership Appointments Made 6. White Cap Management Continued Choppiness in Non - Residential Market 5. Construction End Markets

6 ($ in millions, except per share data) 1 See appendix slides 18 and 19 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Dilute d S hare to Net Income and Net Income per Diluted Share Q3’18 VPY Q3’19 +$ 32 +2.0% Net Sales Growth VPY Q3’19 Financial Results $1,612 $1,644 Net Sales + 2 % Gross Profit $629 $640 +2% Gross Margin % 39.0% 38.9% - 10 BPs Operating Income $213 $205 - 4% Op. Income % 13.2% 12.5% - 70 BPs Net Income $82 $132 +61% Per Diluted Share $0.45 $0.80 +$0.35 Adj. EBITDA 1 $248 $247 Flat Adj. EBITDA % 15.4% 15.0% - 40 BPs Adj. Net Income 1 $184 $166 - 10% Per Diluted Share $1.00 $1.01 +1%

7 Sales Growth in Both Business Units Q3’19 Segment Performance Q3’19 Adj. EBITDA $149 $ 98 Net Sales Q3’18 $ 149 VPY +2% Flat VPY +2% - 1% $ 99 Q3’19 Q3’18 $803 $810 $826 organic $818 ($ in millions)

8 Q3’19 Taxes and Cash Flow ▪ ~$35M in Tax - affected State NOLs 1 ▪ Cash Taxes $25M in Q3’19 $19M - $23M Estimated in Q4’19 $54M - $58M Estimated in FY’19 ▪ Effective Rate ~26% for Q3’19 Expected 26% for FY’19 ▪ $2.2B Net Debt 2 at the End of Q3’19 2.4x Net Debt to LTM Adjusted EBITDA ▪ $577M Q3’19 LTM Free Cash Flow 3 ▪ $35M of Capital Expenditures in Q3’19 Note: Contains forward - looking information; please see Disclaimer on slide 2 1 Net Operating Loss Carryforwards 2 Reconciled on slide 14 3 Free Cash Flow is defined as LTM Operating Cash Flow of $702M, Less Capital Expenditures of $125M Taxes Cash Flow Future Cash Tax Payments Approximately Equal Tax Provision

9 17.7% 1.6% 19.4% 2.6% 16.3% 1.7% 14.6% 2.5% 9.9% 10.9% 7.7% 6.8% +2.0% Q3’19 Average Daily Sales Growth Q3’19 Monthly Average Daily Sales (%) Nov. (Preliminary) Aug. Sep. Oct. Q3’19 HD Supply Average Daily Sales Growth VPY Note: Contains forward - looking information; please see Disclaimer on slide 2 Q4’19 Total Prior Year ADS Organic Prior Year ADS Total Current Year ADS Facilities Maintenance 6.0% 1.2% 9.6% 1.7% 7.1% 2.7% 7.0% 2.5% Construction & Industrial 33.1% 2.0% 31.4% 3.5% 26.8% 0.6% 23.1% 2.4% HD Supply Net Sales $513 $521 $481 $494 $618 $629 $426 $436 ’19 Selling Days 20 19 25 18 ’18 Selling Days 20 19 25 18 ’17 Selling Days 20 19 25 18 2.5%

10 Current Outlook Summary HD Supply Current Outlook 1 Full year growth rates adjusted for fiscal 2018’s 53 rd Week by subtracting $104 million in sales, $10 million in Net income, $13 million in Adjusted EBITDA and $13 million in Adjus te d Net Income 2 Assumes a fully diluted weighted average share count of 163 million for the fourth - quarter of fiscal 2019 and 167 million for th e full - year fiscal 2019 (amounts in millions, except per share amounts) Note: Contains forward - looking information; please see Disclaimer on slide 2. Forecasted reconciliation of Non - GAAP Measures: Ne t income to Adjusted EBITDA, Net income to Adjusted net income and Net Income per diluted share to Adjusted Net income per diluted share can be found on slides 20 and 21 Low End High End Low End High End Net Sales $1,355 $1,405 $6,116 $6,166 3% at FY’19 Midpoint VPY¹ Net Income $65 $76 $439 $450 16 % at FY’19 Midpoint VPY¹ Adjusted EBITDA $161 $176 $855 $870 1% at FY’19 Midpoint VPY¹ Net Income per Share - Diluted² $0.40 $0.47 $2.63 $2.69 25% at FY’19 Midpoint VPY¹ Adjusted Net Income per Share - Diluted² $0.52 $0.58 $3.45 $3.51 5% at FY’19 Midpoint VPY¹ Q4’19 FY’19

11 Q&A Q&A

12 Concluding Remarks One Team, Driving Customer Success and Value Creation ▪ Recap of Q3’19 2% Net Sales Growth VPY 61% Net Income Growth VPY 78% Net Income per Diluted Share Growth VPY 1% Adjusted Net Income per Diluted Share Growth 1 VPY ▪ Deliver on Customer Promise Through a Volatile Environment 1 See appendix slides 18 and 19 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Dilute d S hare to Net Income and Net Income per Diluted Share

13 Q&A APPENDIX

14 ~$1.7B Net Debt Capital Structure Overview Debt as of Nov 3, 2019 Senior ABL Facility Term B - 5 Loans Oct. 2018 Senior Unsecured Notes Outstanding Debt 4 Less: Cash and Cash Equivalents Net Debt Balance Maturity 1 Represents the stated rate of interest, without including the effect of discounts or interest rate swaps 2 Subject to applicable redemption price terms 3 Ratings per Moody’s Investor’s Service (“Moody’s”) and S&P Global Ratings (“S&P”). Corporate family ratings shown for Outsta nd ing Debt. 4 Excludes unamortized discounts of $3 and unamortized deferred financing costs of $19 ($ in millions) Interest Rate 1 Soft Call Date 2 3.32% 3.54% 5.375% 4/5/ 22 10/17/ 23 10/15/ 26 n/a Now 10/15/ 21 Plus: Letters of Credit $362 750 $2,158 (37) $2,171 1,059 24 Moody’s / S&P 3 Not Rated , BBB – Ba1, BBB – Ba2, BB – Ba1 Stable, BB+ Stable

15 Facil. Maint. $211 $227 $298 $225 $238 $309 $228 $268 $334 $266 $249 $311 $216 Const. & Ind. $215 $228 $268 $198 $222 $301 $237 $253 $305 $255 $245 $318 $221 ’19 Selling Days 18 19 24 20 20 25 19 20 24 20 19 25 18 ’18 Selling Days 18 20 28 20 20 25 20 19 24 20 19 25 18 ’17 Selling Days 18 20 23 20 20 25 20 19 24 20 19 25 18 $436M Preliminary November Sales Monthly Net Sales ($) ($ in millions) HD Supply Net Sales (Preliminary) FY’18 1 Inorganic Sales in March 2019 Represent $1 million 2 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks Note: Contains forward - looking information; please see Disclaimer on slide 2. Contribution from Presto Maintenance Supply Not Se parately Disclosed FY’19 $426 $455 $565 $423 $460 $610 $464 $521 $639 $521 $494 $629 $436 $397 $427 $535 $400 Nov. Dec. Jan. Feb. Mar. Apr. May Jun. Jul. Aug. Sep. Oct. Nov. Total Net Sales Organic Net Sales 1 2

16 Facil . Maint . 7.0% 9.2% 3.2% 6.0% 6.0% 7.9% (2.4%) 2.2% 3.0% 1.2% 1.7% 2.7% 2.5% Const. & Ind. 6.6% 9.7% 5.8% (2.4%) 11.6% 4.3% 2.8% 1.7% 1.0% 2.0% 3.5% 0.6% 2.4% ’19 Selling Days 18 19 24 20 20 25 19 20 24 20 19 25 18 ’18 Selling Days 18 20 28 20 20 25 20 19 24 20 19 25 18 ’17 Selling Days 18 20 23 20 20 25 20 19 24 20 19 25 18 14.6% 16.7% 10.3% 8.1% 8.8% 6.1% 0.2% 1.9% 2.1% 1.6% 2.6% 1.7% 4.8% 6.8% 9.5% 4.3% 2.2% 8.6% Nov. Dec. Jan. Feb. Mar. Apr. May Jun. Jul. Aug. Sep. Oct. Nov. +2.5% Preliminary Organic Average Daily Sales Growth in November Average Daily Sales – Organic 1 (VPY%) HD Supply Organic Average Daily Sales Growth VPY 1 (VPY%) 1 Adjusted for Acquisitions, Divestitures, and Selling Days 2 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks Note: Contains forward - looking information; please see Disclaimer on slide 2. Contribution from Presto Maintenance Supply Not Separate ly Disclosed (Preliminary) FY’18 FY’19 Total ADS Growth VPY% Organic ADS Growth VPY% 2 2.5%

17 FY’19 Revised Outlook FY’19 Growth Rates Excluding the Impact of the 53 rd Week in FY’18 1: The impact of the 53 rd week on fiscal 2018 was $104 million in sales, $13 million in Adjusted EBITDA, $13 million in Adjusted net income, and $10 mi ll ion in Net income Note: Contains forward - looking information; please see Disclaimer on slide 2. Forecasted reconciliation of Non - GAAP Measures: Net income to Adjusted EBITDA, Net income to Adjusted net income and Net Incom e per diluted share to Adjusted Net income per diluted share can be found on slides 20 and 21 $6,047 FY’18 53 rd Week 1 Core Business Growth FY’19 Net Sales ($ in millions) Adj. EBITDA Midpoint Midpoint ($104) $6,166 $6,116 $5,943 FY’18 Adj. $871 FY’18 53 rd Week 1 FY’19 ($13) $870 $855 $858 FY’18 Adj. $6,141 $863 +1% +3% Core Business Growth

18 Reconciliation of Non - GAAP Measures: Net Income to Adjusted EBITDA ($ in millions) 1 Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations 2 Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write - off of unamortized deferred financing costs, original issue discount, and other assets or liabilities associated with such debt. Also includes the costs of debt modifications 3 Represents the costs related to separation activities announced on September 24, 2019 and personnel changes, primarily severa nce and other employee - related costs. During the nine months ended November 3, 2019, the costs include the impacts of a favorable termination of the lease for the Company’s former corporate headquarters. For ad dit ional information, see “Note 11, Restructuring and separation activities,” in the Notes to Consolidated Financial Statements within Item 1 of our quarterly report on Form 10 - Q for the quarterly period ended November, 3, 2019, filed on December 10, 2019 4 Represents the costs incurred in the acquisition and integration of business acquisitions, including A.H. Harris Construction Su pplies Three Months Ended Nine Months Ended Nov. 3, 2019 Oct. 28, 2018 Nov. 3, 2019 Oct. 28, 2018 Net income $ 132 $ 82 $ 374 $ 302 Less income from discontinued operations, net of tax 1 — 1 1 Income from continuing operations 131 82 373 301 Interest expense, net 27 32 83 100 Provision for income taxes 47 30 130 105 Depreciation and amortization 1 29 27 83 78 Loss on extinguishment & modification of debt 2 — 69 — 69 Restructuring and separation charges 3 4 — 2 9 Stock - based compensation 6 7 18 19 Acquisition and integration costs 4 4 2 5 5 Other (1) (1) — (2) Adjusted EBITDA $ 247 $ 248 $ 694 $ 684

19 Reconciliation of Non - GAAP Measures: Net Income to Adjusted Net Income and Adjusted Net Income Per Share ($ in millions, except share and per share amounts) 1 Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write - off of unamortized deferred financing costs, original issue discount, and other assets or liabilities associated with such debt. Also includes the costs of debt modifications 2 Represents the costs related to separation activities announced on September 24, 2019 and personnel changes, primarily severa nce and other employee - related costs. During the nine months ended November 3, 2019, the costs include the impacts of a favorable termination of the lease for the Company’s former corporate headquarters. For additi ona l information, see “Note 11, Restructuring and separation activities,” in the Notes to Consolidated Financial Statements within Item 1 of our quarterly report on Form 10 - Q for the quarterly period ended November, 3, 2019, filed on December 10, 2019 3 Represents the costs incurred in the acquisition and integration of business acquisitions, including A.H. Harris Construction Su pplies Net income $ 132 $ 82 $ 374 $ 302 Less income from discontinued operations, net of tax 1 — 1 1 Income from continuing o perations 131 82 373 301 Plus: Provision for income taxes 47 30 130 105 Less: Cash income taxes (25) (4) (35) (9) Plus: Amortization of acquisition related intangible assets (other than software) 5 5 17 16 Plus: Loss on extinguishment & modification of debt 1 — 69 — 69 Plus: Restructuring and separation charges 2 4 — 2 9 Plus: Acquisition and integration costs 3 4 2 5 5 Adjusted Net Income $ 166 $ 184 $ 492 $ 496 Diluted Weighted average common shares 165,142 183,579 168,645 184,192 Adjusted Net Income per share $ 1.01 $ 1.00 $ 2.92 $ 2.69 Three Months Ended Nine Months Ended Nov. 3, 2019 Oct. 28, 2018 Nov. 3, 2019 Oct. 28, 2018 Net Income per share $ 0.80 $ 0.45 $ 2.22 $ 1.64

20 Reconciliation of Forecasted Range Net income to Adjusted EBITDA ($ in millions) Note: Contains forward - looking information; please see Disclaimer on slide 2. Low End High End Low End High End Net income $65 $76 $439 $450 Interest expense, net 27 27 110 110 Provision for income taxes 23 27 153 157 Depreciation and amortization 30 30 113 113 Stock - based compensation 7 7 25 25 Other 1 9 9 16 16 Adjusted EBITDA $161 $176 $855 $870 Q4’19 FY’19 Less: Income from Discontinued Operations, net of tax - - 1 1 $65 $76 $438 $449 1 Other includes restructuring, costs related to separation activities announced on September 24, 2019, and acquisition and int eg ration costs Income from Continuing Operations

21 Reconciliation of Forecasted Range Net income to Adjusted net income (amounts in millions, except per share amounts) Note: Contains forward - looking information; please see Disclaimer on slide 2. Low End High End Low End High End Net income $65 $76 $439 $450 Plus: Provision for income taxes 23 27 153 157 Less: Cash incomes taxes (19) (23) (54) (58) Plus: Amortization of acquisition - related intangible assets (other than software) 6 6 23 23 Other 1 9 9 16 16 Adjusted net income $84 $95 $576 $587 Diluted weighted average common shares outstanding 163 163 167 167 Net income per share - diluted $0.40 $0.47 $2.63 $2.69 Adjusted net income per share - diluted $0.52 $0.58 $3.45 $3.51 Q4’19 FY’19 Less: Income from Discontinued Operations, net of tax - - 1 1 $65 $76 $438 $449 1 Other includes restructuring, costs related to separation activities announced on September 24, 2019, and acquisition and int eg ration costs Income from C ontinuing Operations